SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
October 4, 2010

Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

161 Sixth Avenue, New York, New York	10013

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (212) 539-9600
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 4, 2010, Harris Interactive Inc. (the “Company”) announced that Pavan Bhalla has been appointed Executive Vice President, Chief Financial Officer, and Treasurer of the Company, effective as of October 11, 2010. Mr. Bhalla succeeds Eric W. Narowski, who has served as interim Chief Financial Officer of the Company since November 20, 2009. Mr. Narowski will continue in his roles as the Company’s Principal Accounting Officer, Senior Vice President, and Global Controller. A copy of the press release announcing Mr. Bhalla’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Company has entered into an Employment Agreement with Mr. Bhalla, effective as of October 11, 2010 (the “Bhalla Employment Agreement”). Pursuant to the terms of the Bhalla Employment Agreement, Mr. Bhalla will be employed by the Company as its Executive Vice President, Chief Financial Officer, and Treasurer, commencing as of October 11, 2010, through and including the earlier of his death or the date either he or the Company terminates his employment for any reason. The material terms of the Bhalla Employment Agreement include:
•	Base salary of $305,000 per year, subject to adjustment as determined by the Compensation Committee of the Board of Directors from time to time.

•	An annual performance bonus set by the Compensation Committee of the Board of Directors, based upon performance standards established relating to financial targets and achievement of individual performance objectives, with an initial target bonus equal to 50% of his base salary.

•	Subject to approval by the Compensation Committee of the Board of Directors, a grant of non-qualified stock options to purchase 400,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the stock as of the close of trading on the grant date, subject to the following vesting provisions: 25% of such options vest on the one-year anniversary of the grant date, and the remaining balance vest at a rate of 1/36th per month over the remaining thirty-six months. Unvested options are subject to, in certain circumstances, accelerated vesting upon a change of control.

•	Certain non-competition, non-solicitation and confidentiality covenants.

•	Vacation, expense reimbursement and other employee benefits commensurate with those provided by the Company to its senior executives generally.

•	The Company’s recovery of certain performance bonus payments received by Mr. Bhalla in the event of certain accounting restatements due to material non-compliance of the Company with financial reporting requirements.

•	Either the Company or Mr. Bhalla may terminate Mr. Bhalla’s employment at any time.
•	Upon termination of Mr. Bhalla’s employment for any reason, he will be entitled to payment of accrued and unpaid salary, accrued and unpaid bonuses and benefits, and, unless his employment is terminated by the Company for “cause” or he voluntarily terminates his employment without “good reason”, each as defined in the Bhalla Employment Agreement, a prorated portion of any performance bonus for the fiscal year during which termination occurs if the annual Company financial metrics as then in effect for calculation of his performance bonus are achieved..

•	Additionally, if the Company terminates Mr. Bhalla’s employment without “cause” or if Mr. Bhalla terminates his employment for “good reason”, he will be entitled to: (i) if the termination occurs during the first year of his employment, severance payments equal to the number of full months that he was employed by the Company, or if the termination occurs thereafter, severance payments equal to twelve months of his base salary (which will be increased to eighteen months if such termination occurs in contemplation of a change in control or during the 12-month period following a change of control regardless of whether the termination occurs prior to the one year anniversary date of his employment), payable in periodic installments in accordance with the Company’s regular payroll practices; and (ii) continued participation in the Company’s employee health benefit programs at his then-current level (or the economic equivalent, if such benefits are not available) for the same period in which severance payments are made.
The foregoing summary of the Bhalla Employment Agreement is qualified in its entirety by reference to the full text of the Bhalla Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
From December 2008 until its acquisition by Aon Corporation last week, Mr. Bhalla, age 47, served as Vice President and Chief Financial Officer of the multi-billion dollar HR Outsourcing arm of Hewitt Associates, Inc., which, prior to the acquisition, was a publicly traded global provider of human resources benefits, outsourcing and consulting services. Mr. Bhalla also served as Hewitt Associates’ Corporate Controller from July 2006 to November 2008. Mr. Bhalla served as Senior Vice President of Finance for MCI Inc., a global telecommunications company, from August 2003 until joining Hewitt Associates. Before joining MCI, Mr. Bhalla spent over seven years with BellSouth Corporation, a telecommunications company, serving in a variety of executive positions, including Chief Financial Officer of BellSouth Long Distance Inc. from 1999 to 2002, Corporate Controller of BellSouth Cellular Corp. from 1998 to 1999, and Regional Director of Finance of BellSouth Cellular Corp. from 1996 to 1997. Early in his career, he served as a member of the audit practice at Ernst & Young. Mr. Bhalla is a Certified Public Accountant in the State of Illinois.
Since June 2004, Mr. Bhalla has served as a member of the board of directors of Ebix Inc. (NASDAQ: EBIX), a leading international supplier of software and e-commerce solutions to the insurance industry, and presently chairs Ebix’s audit committee.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 10.1	Employment Agreement between the Company and Pavan Bhalla, effective as of October 11, 2010.

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on October 4, 2010.
Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Kimberly Till
	Name:	Kimberly Till
	Title:	President and Chief Executive Officer (Principal Executive Officer)

Dated: October 4, 2010

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1	Employment Agreement between the Company and Pavan Bhalla, effective as of October 11, 2010.

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on October 4, 2010.